UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 2, 2024 (May 1, 2024)

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware		001-02217	58-0628465
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza
Atlanta,	Georgia		30313
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b) and (c)

On May 2, 2024, The Coca-Cola Company (the “Company”) announced that Erin “Ellie” May, currently Senior Vice President and Controller, was appointed to the additional role of Chief Accounting Officer, the Company’s Principal Accounting Officer, effective June 1, 2024.

Mark Randazza, currently Senior Vice President, Assistant Controller and Chief Accounting Officer, who has been the Company’s Principal Accounting Officer since May 2017, will continue to serve in that role until the effective date of Ms. May’s appointment, and then will continue his role as Senior Vice President and Assistant Controller.

Ms. May, age 45, has been Senior Vice President since January 1, 2024 and Controller since she joined the Company on May 1, 2023, and served as Vice President from May 1, 2023 to December 31, 2023. Prior to joining the Company, Ms. May held various positions at Ernst & Young LLP (“EY”) for more than 20 years, including as an audit partner serving companies in the retail and consumer products industries, in EY’s National Accounting practice in New York and in the capital markets and audit practices in Europe, where, among other responsibilities, she oversaw the global audits of large multinational companies.

On May 1, 2024, the Company provided Ms. May with a letter confirming her new position and setting forth the primary compensation elements that will be effective commencing June 1, 2024. Pursuant to the letter, Ms. May’s base salary will be $470,000. Ms. May will continue to be eligible to participate in the Company’s annual and long-term incentive programs and will continue to be subject to the Company’s share ownership guidelines. The foregoing description is qualified in its entirety by reference to the letter to Ms. May, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The selection of Ms. May to serve as Chief Accounting Officer (Principal Accounting Officer) was not pursuant to any arrangement or understanding between her and any other person. Ms. May has no family relationship with any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

5.02(e)

As described in Item 5.07 below, at the Company’s 2024 Annual Meeting of Shareowners, the Company’s shareowners approved The Coca-Cola Company 2024 Equity Plan (the “2024 Plan”). On February 14, 2024, the Talent and Compensation Committee recommended that the Board of Directors (the “Board”) adopt the 2024 Plan, and on February 15, 2024, the Board adopted the 2024 Plan, subject to shareowner approval at the 2024 Annual Meeting of Shareowners. The effective date of the 2024 Plan is May 1, 2024.

The 2024 Plan will be administered by the Talent and Compensation Committee of the Board, which is comprised of independent Directors. The 2024 Plan authorizes the following types of awards to be made to employees, officers or Directors of the Company and its consolidated subsidiaries, as designated by the Talent and Compensation Committee: (1) stock options, (2) stock appreciation rights (“SARs”), (3) restricted stock and restricted stock units, (4) performance awards, and (5) other stock-based awards, in the discretion of the Talent and Compensation Committee, including unrestricted stock grants.

Subject to adjustment as provided in the 2024 Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the 2024 Plan is 240,000,000 plus any shares of Common Stock that are returned to the 2024 Plan share reserve under its provisions allowing shares to be reused for new grants. Each share issued pursuant to a stock option or SAR will reduce the number of shares available under the 2024 Plan by one share, and each share issued pursuant to awards other than stock options and SARs will reduce the number of shares available by three shares.

Additional details of the 2024 Plan are included in the Company’s 2024 Proxy Statement, under the heading “Item 3 – Approval of The Coca-Cola Company 2024 Equity Plan.” The foregoing summary is qualified in its entirety by the full text of the 2024 Plan, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The 2024 Annual Meeting of Shareowners of the Company was held on Wednesday, May 1, 2024. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(b)	Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors to serve until the 2025 annual meeting of shareowners as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
Herb Allen	2,946,949,883	98.81	35,535,355	1.19	6,505,906	479,751,711
Marc Bolland	2,958,710,280	99.22	23,153,093	0.78	7,127,699	479,751,711
Ana Botín	2,898,159,178	97.16	84,826,586	2.84	6,005,380	479,751,711
Christopher C. Davis	2,816,096,648	94.42	166,283,471	5.58	6,611,025	479,751,711
Barry Diller	2,298,697,883	77.07	683,721,471	22.93	6,571,754	479,751,711
Carolyn Everson	2,946,011,274	98.77	36,696,949	1.23	6,282,825	479,751,711
Helene D. Gayle	2,847,529,761	95.46	135,347,945	4.54	6,113,342	479,751,711
Thomas S. Gayner	1,820,311,313	61.10	1,159,148,721	38.90	9,530,972	479,751,711
Alexis M. Herman	2,862,855,200	95.98	120,048,491	4.02	6,087,315	479,751,711
Maria Elena Lagomasino	2,792,641,505	93.63	189,846,544	6.37	6,502,921	479,751,711
Amity Milhiser	2,973,139,033	99.68	9,482,255	0.32	6,369,719	479,751,711
James Quincey	2,793,833,703	93.93	180,487,697	6.07	14,669,606	479,751,711
Caroline J. Tsay	2,957,752,170	99.17	24,715,567	0.83	6,523,269	479,751,711
David B. Weinberg	2,919,337,060	97.89	62,793,363	2.11	6,853,072	479,751,711

Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For:	2,651,576,766	89.11%
Votes Cast Against:	323,955,555	10.89%
Abstentions:	13,458,823
Broker Non-Votes:	479,751,711

Item 3. Approval of The Coca-Cola Company 2024 Equity Plan. Votes regarding this proposal were as follows:

Votes Cast For:	2,851,323,033	95.74%
Votes Cast Against:	126,906,154	4.26%
Abstentions:	10,761,957
Broker Non-Votes:	479,751,711

Item 4. Approval of The Coca-Cola Company Global Employee Stock Purchase Plan. Votes regarding this proposal were as follows:

Votes Cast For:	2,961,048,409	99.32%
Votes Cast Against:	20,221,600	0.68%
Abstentions:	7,721,135
Broker Non-Votes:	479,751,711

Item 5. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding this proposal were as follows:

Votes Cast For:	3,290,550,913	95.06%
Votes Cast Against:	170,919,427	4.94%
Abstentions:	7,265,004
Broker Non-Votes:	N/A

Item 6. Shareowner Proposal Requesting a Report on Risks Created by the Company’s Diversity, Equity and Inclusion Efforts. Votes regarding this proposal were as follows:

Votes Cast For:	46,488,037	1.57%
Votes Cast Against:	2,916,756,647	98.43%
Abstentions:	25,746,451
Broker Non-Votes:	479,751,711

Item 7. Shareowner Proposal Requesting a Report on Non-Sugar Sweeteners. Votes regarding this proposal were as follows:

Votes Cast For:	314,970,229	10.65%
Votes Cast Against:	2,641,778,772	89.35%
Abstentions:	32,242,143
Broker Non-Votes:	479,751,711

Item 8. Shareowner Proposal Requesting a Report on Risks Caused by the Decline in the Quality of Accessible Medical Care. Votes regarding this proposal were as follows:

Votes Cast For:	274,870,581	9.33%
Votes Cast Against:	2,671,833,124	90.67%
Abstentions:	42,287,439
Broker Non-Votes:	479,751,711

Item 9.01(d). Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Letter, dated May 1, 2024, from the Company to Erin “Ellie” May.
Exhibit 10.2	The Coca-Cola Company 2024 Equity Plan.
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: May 2, 2024	By:	/s/ Monica Howard Douglas
Monica Howard Douglas Executive Vice President and Global General Counsel